                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, constitutes and appoints Stephen L. Due and Sean P. McGoff, each of them his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead to sign any and all Registration Statements (including Registration Statements or an Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do , as fully to all intents and purposes as she might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents may lawfully or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

Date: April 23, 2019

Signed: /s/ Sandra McCarthy
        -------------------------------
Printed: Sandra McCarthy

STATE OF INDIANA               )
                               ) SS:
COUNTY OF MARION               )

      Before me, Nicole Lyng, a Notary Public in and for said County and State, this 23rd day of April, 2019, personally appeared Sandra McCarthy, who signed her mark on the foregoing Power of Attorney, and who declared her execution of the foregoing Power of Attorney to be her free and voluntary act and deed for the purposes expressed therein.

                                        Nicole Lyng
                                        ------------------------------------
                                        Notary Public

My Commission Expires: May 19, 2024

County of Residence: Hamilton

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, constitutes and appoints Stephen L. Due and Sean P. McGoff, each of them his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or an Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do , as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents may lawfully or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

Date: April 23, 2019

Signed: /s/  Richard M. Ellery
        --------------------------------
Printed: Richard M. Ellery

STATE OF INDIANA               )
                               ) SS:
COUNTY OF MARION               )

      Before me, Nicole Lyng, a Notary Public in and for said County and State, this 23rd day of April, 2019, personally appeared Richard M. Ellery, who signed his mark on the foregoing Power of Attorney, and who declared his execution of the foregoing Power of Attorney to be his free and voluntary act and deed for the purposes expressed therein.

                                        Nicole Lyng
                                        ------------------------------------
                                        Notary Public

My Commission Expires: May 19, 2024

County of Residence: Hamilton

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, constitutes and appoints Stephen L. Due and Sean P. McGoff, each of them his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or an Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do , as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents may lawfully or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

Date: April 26, 2019

Signed: /s/ John C. Mason
        -------------------------------
Printed: John C. Mason

STATE OF INDIANA               )
                               ) SS:
COUNTY OF MARION               )

      Before me, Nicole Lyng, a Notary Public in and for said County and State, this 26th day of April, 2019, personally appeared John C. Mason, who signed his mark on the foregoing Power of Attorney, and who declared his execution of the foregoing Power of Attorney to be his free and voluntary act and deed for the purposes expressed therein.


                                        Nicole Lyng
                                        ------------------------------------
                                        Notary Public

My Commission Expires: May 19, 2024

County of Residence: Hamilton

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, constitutes and appoints Stephen L. Due and Sean P. McGoff, each of them his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or an Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do , as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents may lawfully or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

Date: April 26, 2019

Signed: /s/ Jeffrey D. Holley
        --------------------------------
Printed: Jeffrey D. Holley

STATE OF INDIANA               )
                               ) SS:
COUNTY OF MARION               )

      Before me, Brittney N. Hopwood, a Notary Public in and for said County and State, this 26th day of April, 2019, personally appeared Jeffrey D. Holley, who signed his mark on the foregoing Power of Attorney, and who declared his execution of the foregoing Power of Attorney to be his free and voluntary act and deed for the purposes expressed therein.


                                        Brittney N. Hopwood
                                        ------------------------------------
                                        Notary Public

My Commission Expires: July 24, 2024

County of Residence: Marion

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, constitutes and appoints Stephen L. Due and Sean P. McGoff, each of them his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead to sign any and all Registration Statements (including Registration Statements or an Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do , as fully to all intents and purposes as she might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents may lawfully or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

Date: April 26, 2019

Signed: /s/ Karin W. Sarratt
        --------------------------------
Printed: Karin W. Sarratt

STATE OF INDIANA               )
                               ) SS:
COUNTY OF MARION               )

      Before me, Nicole Lyng, a Notary Public in and for said County and State, this 26th day of April, 2019, personally appeared Karin W. Sarratt, who signed her mark on the foregoing Power of Attorney, and who declared her execution of the foregoing Power of Attorney to be her free and voluntary act and deed for the purposes expressed therein.


                                        /s/ Nicole Lyng
                                        ------------------------------------
                                        Notary Public

My Commission Expires: May 19, 2024

County of Residence: Hamilton